Household Consumer Loan Trust, Series 1995-1 Deposit Trust Calculations
Previous Due Period Ending			Nov 30, 2000
Current Due Period Ending			Dec 31, 2000
Prior Distribution Date			Dec 14, 2000
Distribution Date			Jan 12, 2001

Beginning Trust Principal Receivables			3,586,290,115.44
Average Principal Receivables			3,586,079,574.05
FC&A Collections (Includes Recoveries)			56,196,179.02
Principal Collections			90,332,957.11
Additional Balances			44,462,436.91
Net Principal Collections			45,870,520.20
Defaulted Amount			22,674,778.89
Miscellaneous Payments			0.00
Principal Recoveries			0.00

Beginning Participation Invested Amount			235,890,933.33
Beginning Participation Unpaid Principal Balance			235,890,933.33
Ending Participation Invested Amount			227,779,883.12
Ending Participation Unpaid Principal Balance			227,779,883.12

Accelerated Amortization Date			Aug 31, 2000
Is it the Accelerated Amortization Period? 0=No			1

OC Balance as % of Ending Participation Invested Amount (3 month average)			9.522%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=No			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			235,890,933.33
Numerator for Fixed Allocation			244,566,503.14
Denominator - Max(Sum of Numerators, Principal Receivables)			3,586,079,574.05
Applicable Allocation Percentage			6.5780%
Investor FC&A Collections			3,696,563.01

Series Participation Interest Default Amount
Numerator for Floating Allocation			235,890,933.33
Denominator - Max(Sum of Numerators, Principal Receivables)			3,586,079,574.05
Floating Allocation Percentage			6.5780%
Series Participation Interest Default Amount			1,491,538.22

Principal Allocation Components
Numerator for Floating Allocation			235,890,933.33
Numerator for Fixed Allocation			262,784,453.36
Denominator - Max(Sum of Numerators, Principal Receivables)			3,586,079,574.05

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			8.0000%
(b) Prime Rate minus 1.50%			8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			7.3851%
(d) Series Participation Interest Unpaid Principal Balance			235,890,933.33
(e) Actual days in the Interest Period			29
Series Participation Monthly Interest, [a*d*e]			1,520,186.01

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			8,111,050.21

(a) Investor Principal Collections, [Max(b,h) or e]			6,619,511.99
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			3,017,345.15
(c) Floating Allocation Percentage			6.5780%
(d) Net Principal Collections			45,870,520.20
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			6,619,511.99
(f) Fixed Allocation Percentage			7.3279%
(g) Collections of Principal			90,332,957.11

(h) Minimum Principal Amount, [Min(i,l)]			2,754,498.58
(i) Floating Allocation Percentage of Principal Collections			5,942,067.13
(j) 1.8% of the Series Participation Interest Invested Amount			4,246,036.80
(k) Series Participation Interest Net Default Payment Amount			1,491,538.22
(l) the excess of (j) over (k)			2,754,498.58

(m) Series Participation Interest Net Default Payment Amount			1,491,538.22

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			3,696,563.01
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			1,520,186.01
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			1,491,538.22
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			393,151.56
Excess [Sec. 4.11(a)(vi)]			291,687.22

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,288,408,692.50

Series 1995-1 Owner Trust Calculations
Due Period			December 2000
Payment Date			Jan 16, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections			8,111,050.21
(b) Series Participation Interest Charge Offs			0.00
(c) Lesser of Excess Interest and Carryover Charge offs			0.00

Accelerated Principal Payment			49,143.94

Series Participation Interest Monthly Interest			1,520,186.01

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)			728,326.12

Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)			569,063.29
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)			56,802.54

Principal up to Optimum Monthly Principal Balance
Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)			4,004,573.76

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)			3,001,088.58

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)			0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)			283,886.75
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			821,501.12

Principal up to Accelerated Principal Payment Amout
Pay Class A to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)			0.00

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)			0.00
Pay Class A to zero- Sec. 3.05(a)(v)(c)			49,143.94

Pay Class B to zero- Sec. 3.05(a)(v)(d)			0.00

Principal up to Optimal Monthly Principal
Pay Class A to zero- Sec. 3.05(a)(vi)(a)			0.00

Pay Class B to zero- Sec. 3.05(a)(vi)(b)			0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(c)			0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)			116,850.12

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			821,501.12
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

To Designated Certificate Holder up to total Accelerated Principal Payments			49,143.94
To Designated Certificate Holder up to Holdback Amount			772,357.18
To HCLC any remaining amounts			0.00

Principal paid to the Designated Certificate			2,847.86
Household Consumer Loan Trust, 1995-1
Series 1995-1 Owner Trust Calculations
Due Period Ending	Dec 31, 2000
Payment Date	Jan 16, 2001

Calculation of Interest Expense

Index (LIBOR)	6.710000%
Accrual end date, accrual beginning date and days in Interest Period	Jan 16, 2001 Dec 15, 2000 32
	Class A	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	117,894,515	87,279,645	8,256,183	22,460,590
Previously unpaid interest/yield	0.00	0.00	0.00
Spread to index	0.24%	0.625%	1.03%
Rate (capped at 13.0%, 15%, 16%)	6.950000%	7.335000%	7.740000%
Interest/Yield Payable on the Principal Balance	728,326	569,063	56,803
Interest on previously unpaid interest/yield	0	0	0
Interest/Yield Due	728,326	569,063	56,803
Interest/Yield Paid	728,326	569,063	56,803

Summary

Beginning Security Balance	117,894,515	87,279,645	8,256,183	22,460,590
Beginning Adjusted Balance	117,894,515	87,279,645	8,256,183
Principal Paid	4,053,718	3,001,089	283,887	821,501
Ending Security Balance	113,840,798	84,278,557	7,972,296	21,688,233
Ending Adjusted Balance	113,840,798	84,278,557	7,972,296
Ending Certificate Balance as % Participation Interest Invested Amount			0
Targeted Balance	113,889,942	84,278,557	7,972,296
Minimum Adjusted Balance		61,666,667	5,833,333	15,833,333
Certificate Minimum Balance			6,902,642
Ending OC Amount as Holdback Amount				21,688,233
Ending OC Amount as Accelerated Prin Pmts				0

Beginning Net Charge offs	0	0	0	0
Reversals	0	0	0	0
Charge offs	0	0	0	0
Ending Net Charge Offs	0	0	0	0

Interest/Yield Paid per $1000	$0.9711015	$3.3047416	$1.8744238
Principal Paid per $1000	$5.4049569	$17.4283292	$9.3679630